Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Mark J. Cola, the President and Chief Executive Officer, and Murray Williams, the Chief Financial Officer, of Sigma Labs, Inc. (the “Company”), hereby certify, that, to their knowledge:

1. The Quarterly Report on Form 10-Q for the period ended March 31, 2017 (the "Report") of the Company fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark J. Cola	/s/ Murray Williams
Mark J. Cola	Murray Williams
President and Chief Executive Officer	Chief Financial Officer, Treasurer
(Principal Executive Officer)	(Principal Financial and Accounting Officer)

May 15, 2017	May 15, 2017